SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     28-May-02

Financial Asset Securities Corp.

AS DEPOSITOR UNDER THE TRUST AGREEMENT, DATED
AS OF APRIL 1, 2002, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
NOTES SERIES 2002-CB2

FINANCIAL ASSET SECURITIES CORP.
(Exact name of registrant as specified in its charter)

Delaware           333-60904-05          06-1442101
(State or Other    (Commission           (I.R.S. Employer
Jurisdiction of    File Number)          Identification
Incorporation)                           Number)

600 Steamboat Road
Greenwich, CT                  92618
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 203-625-2700

Item 5.  Other Events

On        28-May-02a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          28-May-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                   Date:
                   Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated       28-May-02

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2002-CB2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                5/28/02

        Beginning
        Certificate
Class   Balance(1) Principal   Interest
A-1     168,296,0001,138,382.47288,300.40
A-2     65,310,000.  143,927.37121,531.03

M-1     11,478,000.        0.00 23,858.30
M-2     10,803,000.        0.00 26,404.33

B-1     8,777,000.0        0.00 26,231.04
B-2     4,051,000.0        0.00 16,833.03
N*      9,400,000.0  607,565.59 76,751.00

A-IO*   181,073,000        0.00633,755.50
X*      270,066,234        0.00      0.00

R-3            0.00        0.00      0.00



                   Ending
                   Certificate
        Losses     Balance     Cusips
IA-1         $0.00 $167,157,617 12489WEQ3
IIA-1        $0.00 $65,166,072. 12489WER1

IM-1         $0.00 $11,478,000. 12489WET7
IIM-1        $0.00 $10,803,000. 12489WEU4

IB-1         $0.00 $8,777,000.0 12489WEV2
IIB-1        $0.00 $4,051,000.0 12489WEW0
N*      NA         $8,792,434.4 31738PAG3

A-IO*   NA         $181,073,000 12489WES9
IX*     NA         $268,783,924        NA

R-3     NA               $0.00         NA



              AMOUNTS PER $1,000 UNIT


Class   Principal  Interest    Total
A-1      6.76416831  1.713055578.47722388
A-2      2.20375701  1.860833414.06459041

M-1      0.00000000  2.078611262.07861126
M-2      0.00000000  2.444166442.44416644

B-1      0.00000000  2.988611142.98861114
B-2      0.00000000  4.155277714.15527771
N*      64.63463688  8.1650000072.79963688

A-IO*    0.00000000  3.500000003.50000000
X*       0.00000000  0.000000000.00000000

R-3      0.00000000  0.000000000.00000000



        Ending                 Current
        Certificate            Pass-Through
Class   Balance    Losses      Interest Rate
IA-1    993.2358316  0.00000000  2.20250%
IIA-1   997.7962429  0.00000000  2.39250%

M-1     1000.000000  0.00000000  2.67250%
M-2     1000.000000  0.00000000  3.14250%

IB-1    1000.000000  0.00000000  3.84250%
IIB-1   1000.000000  0.00000000  5.34250%
IN      935.3653631  0.00000000  9.79800%

A-IO    1000.000000  0.00000000  4.20000%
X       995.2518690  0.00000000  0.00000%

R-3      0.00000000  0.00000000NA




Distribution Date:    28-May-02

        Distribution Statement
        Pooling and Servicing Agreement Dated May 1, 2000

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  OC Amt. (before distribut$1,351,234.27
      OC Release Amount            $0.00
      OC Def, (after dist)         $0.00
      OC Target Amount         $1,350,331.17
      OC Amount (after distribu$1,351,234.27

      Monthly Excess Interest  $607,565.59




iv) Servicing Fees             Group 1   Group 2
Servicing Fees                   $80,938    $31,505
Unpaid Special Servicing Fees         $0         $0
Special Servicing Fees                $0     $2,700
PMI Premiums                     $48,037    $15,096

v) Advances                    $276,608.55

vi) Beg Bal                    $194,563,3$75,502,924
End Bal                        $193,424,9$75,358,997
End count                                                    493

vii)  Wtd Avg Rem Term                                       327
Wtd Avg Mort. Rate                9.0150%    8.6104%

viii)  Delinquency And Foreclosure Information:

Group 2
        All Categories         Bankruptcy
        Number     Balance     Number    Balance
Current                       5                                -
30 days                                               262,917
60 days                                               364,172
90 days                                               747,849
120+ day                      1                  11,659,098
                               Foreclosure
        Number     Balance
Current                                     -
30 days                                     -
60 days                              77,292
90 days                              57,411
120+ day                           324,138

Group 1 All Categories         Bankruptcy
        Number     Balance     Number       Balance
Current                     187                                -
30 days                                                        -
60 days                                                        -
90 days                                                        -
120+ day                                                       -

        Foreclosure
        Number     Balance
Current                                     -
30 days                                     -
60 days                                     -
90 days                                     -
120+ day                                    -



ix)     Loans that became REO properties       (see page 5)
x)      Total Book Value of REO Properties:    (see page 5)
                   Group 1               Group 2
xi)     Prepayments                970,33               78,093

xii)
Current Period Prepayment Penal                                -
Aggregate Prepayment Penalties                                 -
Prepayment Penalties allocable          0          0
xiii)
Aggregate Realized Losses incur         0          0
Cumulative Realized Losses              0          0
xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall and Class Carryover Shortfall
                                         Class Carryover
                               PPIS      Shortfall
                   A-1F                 0          0
                    A-2F                0          0
                   A-3F                 0          0
                   A-1A                 0          0
                   M-1                  0          0
                   M-2                  0          0
                   B-1                  0          0
                   B-2                  0          0
                   N-1                  0          0
                   N-2                  0          0
                   A-IO                 0          0
                             X          0          0
                                        0          0

xvii)   Reserved
xviii)  Reserved
                               Group 1   Group 2
xix)    Trustee Fees              1540.29     597.73

xx)     Reserve Fund
                   Beginning Balance         5000.00
                   LIBOR Carryover Fund D       0.00
                   LIBOR Carryover distri       0.00
                   LIBOR Carryover owed t       0.00
                   Ending Balance            5000.00

xxii)   Trigger Event Occurrence         NO         NO
        Cumulative Loss Percentage of Ori       0.00       0.00





xxv)    Available Funds                  Group 1
        Scheduled Interest Net of Servici     1,329,982.96
        Scheduled Principal                      168,052.49
        Unscheduled Principal                    970,329.98
                   Available Funds            2,468,365.43

        Available Funds                  Group 2
        Scheduled Interest Net of Servici        496,085.28
        Scheduled Principal                        65,834.05
        Unscheduled Principal                      78,093.32
                   Available Funds               640,012.65


xxvi)   Offered Certificates Pass-Through Rates See Page 1

xxvii)  Liquidation Report      See Page 6

xxviii) Mortgage Loans Purchased by Servicer

xxix)   Mortgage Loans Re-Purchased by Servicer


Libor Information  Original    Current PeNext Period

LIBOR                   1.8425%   1.8425%    1.8400%



                   Financial Asset Securities Corp.


                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President


Dated:      5/28/02